UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 15, 2022
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640
333-263719-01	PG&E WILDFIRE RECOVERY FUNDING LLC	Delaware	88-1113018

PG&E WILDFIRE RECOVERY FUNDING LLC

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177	C/O Pacific Gas and Electric Company 77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation ☐

Emerging growth company	Pacific Gas and Electric Company ☐

Emerging growth company	PG&E Wildfire Recovery Funding LLC ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
PG&E Corporation    ☐
Pacific Gas and Electric Company    ☐
PG&E Wildfire Recovery Funding LLC    ☐

Item 8.01.	Other Events
Issuance of Recovery Bonds
On July 20, 2022, PG&E Wildfire Recovery Funding LLC (the “
Issuing Entity
”) issued $3,900,000,000 aggregate principal amount of Senior Secured Recovery Bonds, Series
2022-B
(the “
Recovery Bonds
”), pursuant to an Indenture and Series Supplement, each dated as of July 20, 2022, which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Recovery Bonds were offered pursuant to the Prospectus dated July 13, 2022. In connection with this issuance of the Recovery Bonds, the Issuing Entity and Pacific Gas and Electric Company (the “
Utility
”) entered into the Recovery Property Servicing Agreement, the Recovery Property Purchase and Sale Agreement and the Administration Agreement, each dated as of July 20, 2022, which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively.
Redemption of First Mortgage Bonds
In connection with the issuance of the Recovery Bonds and the Utility’s use of a portion of the ultimate proceeds therefrom, on July 15, 2022, the Utility issued a notice of conditional redemption to redeem all $1,500,000,000 aggregate principal amount of outstanding 1.367% First Mortgage Bonds due 2023 (the “
1.367% Bonds
”) on or around July 25, 2022 (the “
Redemption Date
”). The 1.367% Bonds were issued pursuant to the Indenture of Mortgage, dated as of June 19, 2020, between the Utility and The Bank of New York Mellon Trust Company, N.A., as Trustee (as supplemented and amended, the “
Mortgage Indenture
”). The redemption of the 1.367% Bonds is conditioned upon the receipt of certain proceeds from the issuance of the Recovery Bonds. The 1.367% Bonds will be redeemed at the redemption prices set forth in the Mortgage Indenture plus accrued and unpaid interest thereon to the Redemption Date.
Prepayment of Term Loan Agreement
In connection with the issuance of the Recovery Bonds and the Utility’s use of a portion of the ultimate proceeds therefrom, on July 21, 2022, the Utility prepaid in full all of the loans outstanding pursuant to its $500,000,000 Term Loan Credit Agreement, dated April 4, 2022, by and among the Utility, the several lenders from time to time parties thereto, and MUFG Bank, Ltd., as administrative agent (the “
Term Loan Credit Agreement
”). As a result of such prepayment, the Term Loan Credit Agreement was terminated and is no longer outstanding.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture between PG&E Wildfire Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A., dated as of July 20, 2022

4.2	Series Supplement between PG&E Wildfire Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Recovery Bonds), dated as of July 20, 2022

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

8.1	Opinion of Hunton Andrews Kurth LLP with respect to tax matters

10.1	Recovery Property Servicing Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Servicer, dated as of July 20, 2022

10.2	Recovery Property Purchase and Sale Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Seller, dated as of July 20, 2022

10.3	Administration Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Administrator, dated as of July 20, 2022

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. and California constitutional matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Christopher A. Foster
Christopher A. Foster
Dated: July 21, 2022		Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: July 21, 2022		Vice President, Chief Financial Officer and Controller

PG&E WILDFIRE RECOVERY FUNDING LLC

	By:	/s/ Margaret K. Becker
Margaret K. Becker
Dated: July 21, 2022		President